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                            UNITED STATES SECURITIES
                                       AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act to 1934

                          Date of Report: July 21, 2005


                        FIRST OAK BROOK BANCSHARES, INC.



           DELAWARE                   0-14468                36-3220778
(State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)     File Number)         Identification No.)

                   1400 Sixteenth Street, Oak Brook, IL 60523
                         Telephone Number (630) 571-1050

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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ] Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01    Regulation FD Disclosure.

     On July 21, 2005, First Oak Brook Bancshares, Inc. announced that the Company's CEO is scheduled to deliver a presentation at the Keefe, Bruyette & Woods, Inc. Annual Bank Conference in New York, New York, on July 27, 2005. Attached as Exhibit 99.1 is a copy of the press release relating to the announcement.

     Note: the information in this report (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


Item 9.01    Financial Statements and Exhibits.

     (c) Exhibits.

             99.1    Press Release dated July 21, 2005.







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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FIRST OAK BROOK BANCSHARES, INC.
                                         --------------------------------
                                                  (Registrant)



Date: July 25, 2005                      /S/ ROSEMARIE BOUMAN
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                                         Rosemarie Bouman
                                         Vice President and
                                         Chief Financial Officer